UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013

ENANTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35839	04-3205099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street, Watertown, Massachusetts 02472

(Address of principal executive offices and zip code)

(617) 607-0800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 10, 2013, Enanta Pharmaceuticals, Inc. issued a press release announcing results from the SAPPHIRE-II study, the second of six Phase 3 registrational studies being conducted by AbbVie for the treatment of the hepatitis C virus, or HCV, with a regimen containing Enanta’s lead protease inhibitor ABT-450. A copy of the press release is being filed as Exhibit 99.1 to this report.

The press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release titled “Enanta Pharmaceuticals Announces 96 Percent SVR12 in Treatment Experienced Genotype 1 hepatitis C Patients in SAPPHIRE-II Study” issued by Enanta Pharmaceuticals, Inc. on December 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2013	ENANTA PHARMACEUTICALS, INC.

	By:	/s/ Paul J. Mellett
Paul J. Mellett
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release titled “Enanta Pharmaceuticals Announces 96 Percent SVR12 in Treatment Experienced Genotype 1 hepatitis C Patients in SAPPHIRE-II Study” issued by Enanta Pharmaceuticals, Inc. on December 10, 2013.